AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of April 30, 2021, relating to the Sixth Amended and Restated Credit Agreement, dated as of October 31, 2019, as amended by that certain Amendment No. 1 to Sixth Amended and Restated Credit Agreement, dated as of April 23, 2020, and as further amended by that certain Amendment No. 2 to Sixth Amended and Restated Credit Agreement, dated as of December 22, 2020 (together, and as otherwise amended, restated, modified, or supplemented prior to the date hereof, the “Existing Credit Agreement”), by and among RHP HOTEL PROPERTIES, LP, a Delaware limited partnership (together with any permitted successors and assigns, the “Borrower”), RYMAN HOSPITALITY PROPERTIES, INC., a Delaware corporation (the “Parent”), the GUARANTORS from time to time party thereto (as defined in the Existing Credit Agreement) (collectively, the “Guarantors”), the PLEDGORS from time to time party to the Pledge Agreement (as defined in the Existing Credit Agreement) (collectively, the “Pledgors”), the LENDERS from time to time party thereto (collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, collectively with its successors and assigns, the “Administrative Agent”).

RECITALS

WHEREAS, the Parent and its Subsidiaries have notified Administrative Agent and the Lenders that one or more Subsidiaries of the Borrower has purchased or will purchase certain minority interests in the Gaylord Rockies Hotel for a purchase price of approximately One Hundred Eighty-Eight Million Dollars ($188,000,000) (the “Rockies Restricted Payment”), which Rockies Restricted Payment is expressly permitted pursuant to Section 8.22(c) of the Existing Credit Agreement; and

WHEREAS, the Parent and its Subsidiaries have notified Administrative Agent and the Lenders that they intend to purchase approximately 130 acres of undeveloped real property adjacent to the Gaylord Rockies Hotel (either directly or by purchasing the equity of the entity or entities that own such real property) for a purchase price not to exceed Twenty-Two Million Dollars ($22,000,000) (the “Rockies Outparcel Investment”), which, pursuant to Section 8.22(d) of the Existing Credit Agreement, during the Restricted Period constitutes a restricted Investment requiring the consent of the Requisite Lenders.  In furtherance of the above, the Borrower, the Parent, and the other Loan Parties have requested, and the Administrative Agent and the Required Lenders (as defined below) have agreed, to approve the Rockies Outparcel Investment and to modify certain provisions of the Existing Credit Agreement in connection therewith; and

WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, the Parent, the Borrower, the other Loan Parties, the Pledgors, the Administrative Agent and the Lenders party hereto (representing the Required Lenders required pursuant to Section 11.01 of the Existing Credit Agreement) (collectively, the “Required Lenders”), agree to amend the Existing Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms.  Each capitalized term used but not otherwise defined herein shall have the meaning given to such term in the Existing Credit Agreement.  The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Existing Credit Agreement as amended hereby.  For clarity, unless otherwise expressly limited to the Restricted Period each amendment set forth herein shall apply for the entire term of the Facilities.

SECTION 2.Consent to Rockies Outparcel Investment.  Notwithstanding any provision of the Existing Credit Agreement to the contrary, the Required Lenders hereby consent to and approve the Rockies Outparcel Investment on or before the Outside Closing Date (as defined below), provided that the foregoing consent shall not be deemed or construed to amend, supplement, modify or alter any provision, condition, term or covenant contained in the Existing Credit Agreement or any other Loan Document except as set forth in this Agreement or otherwise affect or impair any rights, powers or remedies of the Administrative Agent or the Lenders.

SECTION 3.Drawdown of Restricted Payment Allowance.  Upon the closing of the Rockies Outparcel Investment, and without further amendment to the Existing Credit Agreement or any other Loan Document, the $200,000,000 allowance provided in Section 8.22(c) of the Existing Credit Agreement (as reduced by the amount of the Rockies Restricted Payment) shall automatically extinguish.  The Borrower acknowledges and agrees that, upon the closing of the Rockies Outparcel Investment, and so long as the Restricted Period is continuing, it shall not, make any Restricted Payments in connection with the purchase of the minority interests in any existing Subsidiary without the prior written consent of the Requisite Lenders.

SECTION 4.Reduction of Capital Expenditure Allowance.  Upon the closing of the Rockies Outparcel Investment, and without further amendment to the Existing Credit Agreement or any other Loan Document, the $75,00,000 limitation on discretionary capital expenditures provided Section 8.22(d) of the Existing Credit Agreement shall automatically and irrevocably reduce to $65,000,000.

SECTION 5.Expiration.  Notwithstanding anything above to the contrary, if Borrower does not consummate the Rockies Outparcel Investment on or before June 30, 2021 (the “Outside Closing Date”) then the Required Lender consent set forth in Section 2 above shall automatically terminate as of such date and the automatic allowance reductions set forth in Section 3 (other than the reduction as a result of the Rockies Restricted Payment) and Section 4 above shall not be applicable.

SECTION 6.Conditions to the Close.  This Agreement shall become effective as of the first date (the “Amendment No. 3 Effective Date”) when each of the following conditions shall have been satisfied or waived in writing by the Administrative Agent:

(a)Representations and Warranties.  The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Existing Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

(b)No Default.  Neither a Default nor Event of Default shall exist, or would result from, the effectiveness of this Agreement.

(c)This Agreement.  The Administrative Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Borrower, the Parent, the other Loan Parties, the Required Lenders and the Administrative Agent.

(d)Fees and Expenses.  The Borrower shall have paid all reasonable fees, charges and disbursements of counsel of the Administrative Agent to the extent invoiced prior to or on the Amendment No. 3 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(e)Other Deliverables. The Borrower shall have provided to the Administrative Agent, and the Administrative Agent shall have approved, all other materials, documents and submissions requested by the Administrative Agent in connection with the transactions contemplated by this Agreement.

SECTION 7.Reaffirmation.  By signing this Agreement, each Loan Party hereby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Credit Agreement, which obligations continue in full force and effect as set forth in the Existing Credit Agreement as amended by this Agreement (the Existing Credit Agreement, as so amended, the “Third Amended Credit Agreement”), and each Loan Party and each Pledgor acknowledges and confirms that the obligations of the Loan Parties under the Existing Credit Agreement as modified or supplemented hereby and the Loan Parties and the Pledgors under the other Loan Documents (i)  are entitled to the benefits of the guarantees, pledge of and/or grant of the security interests set forth or created in the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the Third Amended Credit Agreement, the Collateral Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.  Each Loan Party and each Pledgor hereby ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 8.Applicable Law; Jurisdiction; Venue.

(a)GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION.  THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR

PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE JOINT LEAD ARRANGERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER, ANY PLEDGOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)WAIVER OF VENUE.  THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.Credit Agreement Governs.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Third Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 10.Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 11.Severability.  If any provision or obligation under this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Agreement.

SECTION 12.Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one agreement.  The words “execution,” signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.  Each party hereto hereby waives any defenses to the enforcement of the terms of this Agreement based on the form of its signature, and hereby agrees that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Agreement. Even though the parties agree that electronic signatures are legally enforceable and intended to be effective for all purposes, the signing parties agree if requested by the Administrative Agent in its sole discretion to promptly deliver to the Administrative Agent the requested original document bearing an original manual signature, to the extent required or advisable to be delivered in connection with any program made available to the Administrative Agent or any of its affiliates by the Federal Reserve, U.S. Treasury Department or any other federal or state regulatory body.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

“BORROWER AND PLEDGOR”

RHP HOTEL PROPERTIES, LP,

a Delaware limited partnership

By:RHP Partner, LLC,

a Delaware limited liability company,

its general partner

By:/s/ Mark Fioravanti

Name:Mark Fioravanti

Title:Vice President

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“GUARANTORS AND PLEDGORS”

RYMAN HOSPITALITY PROPERTIES, INC., a Delaware corporation By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:President & Chief Financial Officer	RHP PARTNER, LLC, a Delaware limited liability company By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President
RHP PROPERTY GP, LP, a Florida limited partnership By:Opryland Hospitality, LLC, a Tennessee limited liability company its general partner By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President	RHP PROPERTY GT, LP, a Delaware limited partnership By:Opryland Hospitality, LLC, a Tennessee limited liability company its general partner By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President
RHP HOTELS, LLC, a Delaware limited liability company By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President	RHP PROPERTY GT, LLC, a Delaware limited liability company By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President
OPRYLAND HOSPITALITY, LLC, a Tennessee limited liability company By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President	RHP PROPERTY NH, LLC, a Maryland limited liability company By:/s/ Mark Fioravanti Name:Mark Fioravanti Title:Vice President

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“ADMINISTRATIVE AGENT AND LENDERS”

WELLS FARGO BANK, NATIONAL ASSOCIATION,

in its capacity as Lender and as Administrative Agent

By:/s/ Dan Dyer

Name:Dan Dyer

Title:Director

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DEUTSCHE BANK AG NEW YORK BRANCH,

in its capacity as Lender

By:/s/ Darrell Gustafson

Name:Darrell Gustafson

Title:Managing Director

By:/s/ Murray Mackinnon

Name:Murray Mackinnon

Title:Director

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BANK OF AMERICA, N.A.,

in its capacity as Lender

By:/s/ Roger C. Davis

Name:Roger C. Davis

Title:Senior Vice President

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JP MORGAN CHASE BANK, N.A.,

in its capacity as Lender

By:/s/ Cody A. Canafax

Name:Cody A. Canafax

Title:Vice President

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U.S. BANK NATIONAL ASSOCIATION,

in its capacity as Lender

By:/s/ Lori Y. Jensen

Name:Lori Y. Jensen

Title:Senior Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

in its capacity as Lender

By:/s/ Steven Jonassen

Name:Steven Jonassen

Title:Managing Director

By:/s/ Adam Jenner

Name:Adam Jenner

Title:Director

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THE BANK OF NOVA SCOTIA,

in its capacity as Lender

By:/s/ Ajit Goswami

Name:Ajit Goswami

Title:Managing Director & Industry Head
U.S. Real Estate, Gaming & Leisure

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CAPITAL ONE, N.A.,

in its capacity as Lender

By:/s/ Jessica W. Phillips

Name:Jessica W. Phillips

Title:Authorized Signatory

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MIDFIRST BANK,

a federally chartered savings association,

in its capacity as Lender

By:/s/ Todd Wright

Name:Todd Wright

Title:Senior Vice President

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RAYMOND JAMES BANK, N.A.,

in its capacity as Lender

By:/s/ Matt Stein

Name:Matt Stein

Title:Senior Vice President

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TD BANK, N.A.,

in its capacity as Lender

By:/s/ Sean C. Dunne

Name:Sean C. Dunne

Title:Vice President

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SUMITOMO MITSUI BANKING CORPORATION,

in its capacity as Lender

By:/s/ Eugene Nirenberg

Name:Eugene Nirenberg

Title:Executive Director